                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statements of Aon Corporation pertaining to the employer's stock option and savings plans (Form S-8 Nos. 2-79114, 2-82791, 33-27984, 33-42575 and 33-59037) and the right to offer preferred stock (Form S-3 No. 33-57562 and its subsequent Amendment No. 1 dated July 13, 1993) of our report dated February 14, 1996 on the consolidated financial statements of Alexander & Alexander Services, Inc. as of and for the three years in the period ended December 31, 1995 incorporated by reference in the 1995 Annual Report on Form 10-K of Alexander & Alexander Services, Inc.



   /s/ Deloitte & Touche LLP
----------------------------
Baltimore, Maryland
February 9, 1997